UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2011

MAJESCO ENTERTAINMENT COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32404	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
160 Raritan Center Parkway,
Edison, New Jersey 08837
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (732) 225-8910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of directors or principal officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.
(e) On January 13, 2011, the Compensation Committee of the Board of Directors of Majesco Entertainment Company (the “Company”) approved the terms of an incentive bonus plan for the Company’s 2011 fiscal year. A description of the material terms of the 2011 Executive Officer Incentive Bonus Program applicable to the Company’s executive officers is set forth in Exhibit 10.1 of this current report.
Item 9.01 Financial Statements and Exhibits
The following exhibit is furnished with this report:

Exhibit No.	Description

10.1	2011 Executive Officer Incentive Bonus Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO ENTERTAINMENT COMPANY
Dated: January 20, 2011	/s/ Jesse Sutton
Jesse Sutton
Chief Executive Officer